UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 15, 2011

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO	80202-1132
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On November 15, 2011, the Board of Directors approved an amendment to the Code of Business Conduct and Ethics (the “Code”) of Royal Gold, Inc. (the “Company”) to provide additional language regarding anti-bribery laws and to make other non-substantive amendments.  A copy of the revised Code is available at the Company's website at http://www.royalgold.com.

Item 5.07                      Submission to Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Royal Gold, Inc. was held in Denver, Colorado, on November 16, 2011.  At that meeting, the stockholders of the Company, and the holders of exchangeable shares of RG Exchangeco Inc., a wholly-owned subsidiary of the Company, that are entitled to the same voting rights as the Company’s common stock (“Exchangeable Shares”), considered and acted upon the following proposals:

Proposal No. 1: Election of Directors.  By the vote reflected below, the stockholders and holders of Exchangeable Shares elected the following individuals as Class III directors to serve until the 2014 Annual Meeting of Stockholders or until each such director’s successor is elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes

M. Craig Haase	34,483,745	566,546	26,182	12,914,452
S. Oden Howell	34,431,541	618,195	26,737	12,914,452

Proposal 2: Ratification of Appointment of Independent Registered Accountants.  By the vote reflected below, the stockholders and holders of Exchangeable Shares ratified the appointment of Ernst & Young LLP as independent registered public accountants:

	For	Against	Abstain

Proposal 2	37,607,204	10,312,455	71,366

Proposal 3: Advisory Vote on Compensation of the Named Executive Officers.  By the vote reflected below, the the stockholders and holders of Exchangeable Shares approved, by a nonbinding advisory vote, compensation paid to the Company’s named executive officers:

	For	Against	Abstain	Broker Non-Votes

Proposal 3	33,448,589	392,636	1,235,248	12,914,452

Proposal 4: Advisory Vote on Frequency of Stockholders Votes on Executive Compensation.  By the vote reflected below, the stockholders and holders of Exchangeable Shares recommended, by a nonbinding advisory vote, that an advisory vote on compensation of named executive officers be held every year:

	1 Year	2 Years	3 Years	Abstain	Broker Non-Votes

Proposal 4	31,268,998	88,468	2,289,905	1,429,102	12,914,452

Based on these results, and consistent with the recommendation of the Company’s Board of Directors, the Board of Directors has determined that the Company will hold a stockholder advisory vote on compensation  of its named executive officers once every year until the next required advisory vote on the frequency of stockholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)

By:	/s/ Karen Gross
Name:	Karen Gross
Title:	Vice President & Corporate Secretary

Dated:  November 21, 2011